UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of Report: January 6, 2006


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

EFFECTIVE JANUARY 1, 2006:

     (a)  Tom Locke resigned as Secretary/Treasurer, EVP, Strategic Planning.

     (b) Tom Locke has stated that he will continue to support MidNet until the end of March in the Media Industry, and may extend this relationship if both parties feel that it would be beneficial.

     (c) Tom Locke will focus much of his future efforts on assisting World Accessibility in projects that involve MidNet.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MidNet, Inc.


Date: January 6, 2006                    By: /s/ Tilo Kunz
                                             --------------------------
                                             Tilo Kunz
                                             Chief Executive Officer